Exhibit 99.1

News from Great Lakes Dredge & Dock Corporation For further information contact: Deborah A. Wensel, Chief Financial Officer 630-574-3772

Great Lakes Dredge & Dock Corporation Files Form S-3 Shelf Registration Statement

Oak Brook, IL (August 27, 2008) - Great Lakes Dredge & Dock Corporation (NASDAQ: GLDD) (“Great Lakes” or the “Company”) today announced the filing of a resale shelf registration statement on Form S-3 with the Securities and Exchange Commission (“SEC”).  The selling stockholders include Madison Dearborn Capital Partners IV, L.P. (“MDP”).  The registration statement was filed pursuant to the exercise of a demand registration right received by the Company from MDP under the Investor Rights Agreement, dated December 26, 2006, entered into in connection with the merger of its predecessor, GLDD Acquisitions Corp., into a subsidiary of Aldabra Acquisition Corporation on that same date.  Great Lakes will not receive any proceeds from the sale of the shares but will pay the expenses associated with the registration statement.

After the resale shelf registration statement has been declared effective by the SEC, the selling stockholders listed in the prospectus may, from time-to-time, offer up to an aggregate amount of 18,695,334 shares of common stock.  The common stock may be offered in separate take-downs, in amounts, and at prices to be set forth in a subsequent filing made with the SEC at the time of each such offering.  Any offer to sell, or solicitation of an offer to buy securities, if and when such offer is made, will be pursuant to a prospectus supplement that will be issued with respect of any such offering.

The resale shelf registration statement has been filed with the SEC but is not yet effective.  The securities registered under the resale shelf registration statement may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective and a prospectus supplement is filed.  This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Great Lakes Dredge & Dock Corporation

Great Lakes Dredge & Dock Corporation is the largest provider of dredging services in the United States and the only U.S. dredging company with significant international operations, averaging 23% of its dredging revenues over the last three years. The Company is also one of the largest U.S. providers of commercial and industrial demolition services. Additionally, the Company owns a 50% interest in a marine sand mining operation in New Jersey which supplies sand and aggregate used for road and building construction. Great Lakes has a 118-year history of never failing to complete a marine project and owns the largest and most diverse fleet in the U.S. industry, comprised of over 180 specialized vessels.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Great Lakes and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Great Lakes cautions investors that any forward-looking statements made by Great Lakes are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Great Lakes, include, but are not limited to, risks associated with Great Lakes’ substantial leverage, fixed price contracts, dependence on government contracts and funding, bonding requirements and obligations, international operations, government regulation, restrictive debt covenants and fluctuations in quarterly operations, and those factors, risks and uncertainties that are described in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2007, and in other securities filings by Great Lakes with the SEC.

Although Great Lakes believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Great Lakes’ future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Great Lakes does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.